Variable Interest Entities	3 Months Ended
Mar. 31, 2016
Variable Interest Entities [Abstract]
Variable Interest Entities

NOTE 16. VARIABLE INTEREST ENTITIES

We use variable interest entities in the ordinary course of business to operate joint ventures to provide goods and services to our customers and to arrange asset backed financing, including securitizations. Investors in these entities only have recourse to the assets owned by the entity and not to our general credit. We do not have implicit support arrangements with any VIE. We did not provide non-contractual support for previously transferred financing receivables to any VIE in 2016 or 2015.

Consolidated Variable Interest Entities

Our most significant consolidated VIEs are the three joint ventures we formed with Alstom to facilitate the Alstom acquisition. These joint ventures include grid technology, renewable energy, and global nuclear and French steam power. The combined assets, liabilities and redeemable non-controlling interest in the joint ventures as of March 31, 2016 was $14,123 million, $9,898 million and $2,928 million, respectively. Further information about the formation of the Alstom joint ventures is provided in Note 7. These joint ventures are VIEs due to the nature of the exit mechanisms held by Alstom and are consolidated by GE because we control all significant activities of the joint ventures. As these joint ventures are businesses, would otherwise be consolidated under the voting model and their assets can be used for purposes other than settlement of the joint ventures’ obligations, there is no continuing VIE disclosure requirement for these consolidated joint ventures.

The Consolidated VIEs for which we have continuing disclosure requirements fall into two main groups. We consolidate VIEs because we have the power to direct the activities that significantly affect the VIE’s economic performance, typically because of our role as either servicer or manager for the VIE, which are further described below:

  GE Capital Consolidated Securitization Entities (CSEs) were created to facilitate securitization of financial assets and other forms of asset-backed financing that serve as an alternative funding source by providing access to variable funding notes and term markets. The securitization transactions executed with these entities are similar to those used by many financial institutions and all are non-recourse. We provide servicing for substantially all of the assets in these entities.

The financing receivables in these entities have similar risks and characteristics to our other financing receivables and were underwritten to the same standard. Accordingly, the performance of these assets has been similar to our other financing receivables; however, the blended performance of the pools of receivables in these entities reflects the eligibility criteria that we apply to determine which receivables are selected for transfer. Contractually the cash flows from these financing receivables must first be used to pay third-party debt holders as well as other expenses of the entity. Excess cash flows are available to GE and GE Capital. The creditors of these entities have no claim on other assets of GE or GE Capital.

  Other remaining assets and liabilities of consolidated VIEs within GE and GE Capital relate primarily to three categories of entities: (1) joint ventures that lease equipment with $774 million of assets and $772 million of liabilities; (2) other entities that are involved in power generating and leasing activities with $324 million of assets and $167 million of liabilities; and (3) insurance entities that, among other lines of business, provide property and casualty and workers’ compensation coverage for GE with $1,763 million of assets and $1,177 million of liabilities.

ASSETS AND LIABILITIES OF CONSOLIDATED VIEs

		GE Capital
		Trade receivables		Other
(In millions)	GE	securitization(a)		securitization(a)	Other	Total

March 31, 2016
Assets
Financing receivables, net	$-	$-		$375	$774	$1,149
Current receivables	164	3,441	(b)	-	-	3,605
Investment securities	-	-		-	1,493	1,493
Other assets	1,118	-		14	1,168	2,300
Total	$1,282	$3,441		$389	$3,435	$8,547

Liabilities
Borrowings	$48	$-		$360	$899	$1,307
Non-recourse borrowings	-	2,780		-	-	2,780
Other liabilities	1,132	24		28	1,406	2,590
Total	$1,180	$2,804		$388	$2,305	$6,677

December 31, 2015
Assets
Financing receivables, net	$-	$-		$-	$882	$882
Current receivables	385	3,506	(b)	-	-	3,891
Investment securities	-	-		-	1,404	1,404
Other assets	2,482	24		-	1,068	3,574
Total	$2,867	$3,530		$-	$3,354	$9,751

Liabilities
Borrowings	$221	$-		$-	$960	$1,181
Non-recourse borrowings	-	3,022		-	61	3,083
Other liabilities	2,289	34		-	1,234	3,557
Total	$2,510	$3,056		$-	$2,255	$7,821

  We provide servicing to the Consolidated Securitization Entities (CSEs) and are contractually permitted to commingle cash collected from customers on financing receivables sold to the CSEs investors with our own cash prior to payment to the CSEs, provided our short-term credit rating does not fall below A-1/P-1. The CSEs also owe us amounts for purchased financial assets and scheduled interest and principal payments. At March 31, 2016 and December 31, 2015, the amounts of commingled cash owed to the CSEs were $994 million and $1,093 million, respectively, and the amounts owed to us by the CSEs were $11 million and $7 million, respectively.
  Included $734 million and $737 million of receivables at March 31, 2016 and December 31, 2015, respectively, originated by Appliances. We require third party debt holder consent to sell these assets. The receivables will be included in assets of businesses held for sale when the consent is received.

Total revenues from our consolidated VIEs were $355 million and $502 million in the three months ended March 31, 2016 and 2015, respectively. Related expenses consisted primarily of cost of goods and services of $344 million and $337 million in the three months ended March 31, 2016 and 2015, respectively.

Investments in Unconsolidated Variable Interest Entities

Our involvement with unconsolidated VIEs consists of the following activities: assisting in the formation and financing of the entity and providing recourse and/or liquidity support. We are not required to consolidate these entities because the nature of our involvement with the activities of the VIEs does not give us power over decisions that significantly affect their economic performance.

Our largest exposure to unconsolidated VIEs consists of investments in long-lived, capital intensive energy projects and companies ($6,297 million). The classification of our variable interests in these entities in our financial statements is based on the nature of the entity and the characteristics of the investment we hold.

INVESTMENTS IN UNCONSOLIDATED VIEs

(In millions)	March 31, 2016	December 31, 2015

Other assets and investment securities	$6,033	$745
Financing receivables – net	13	13
Total investments	6,046	758
Contractual obligations to fund investments, guarantees or revolving lines of credit	825	29
Total exposure(a)	$6,871	$787

(a) The increase in the unconsolidated VIE disclosure above is a result of adoption of ASU 2015-02 on January 1, 2016. These investments, prior to the adoption of ASU 2015-02, were not considered VIEs. Further information is provided in Note 1.

In addition to the entities included in the table above, we also hold passive investments in investment securities issued by VIEs. Such investments were, by design, investment-grade at issuance and held by a diverse group of investors. Further information about such investments is provided in Note 3.